Exhibit 10.14
Symetra Life Insurance Company

2006 INCENTIVE COMPENSATION PLAN
FOR

Pat McCormick

Distribution Senior Vice President

Effective: January 1, 2006
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by
Symetra Financial Corporation, this information has been filed separately with the Securities and
Exchange Commission.
2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

INTRODUCTION
This material describes the 2006 Symetra Life Insurance Company Incentive Compensation Plan for the Participant identified on page 1 of this Plan. The information is divided into two sections:

•	General Administration	Plan guidelines for eligibility, payout provisions, prorated awards, and other administrative practices.
•	Plan Description	Specific Plan provisions, including incentive rates.
Symetra Financial’s Human Resources Department can help you with questions about this material or your eligibility for or participation in the Symetra Incentive Compensation Plan.

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

GENERAL ADMINISTRATION

Compensation Structure:	A Participant is compensated through a base salary and incentive compensation, based on production in an assigned territory within the Participant’s Distribution Channel.

Base Salary:	Base salary is defined as annualized base pay excluding any bonuses, cash incentives, or other extra compensation.

Plan Year:	The Plan will run on a calendar year basis.

Timing of Incentive Payments:
Incentive Compensation earned will be paid quarterly. These payments will be made within three pay periods after the end of the month in which the incentive compensation was earned, unless the necessary data to calculate the incentive amount is not available. In that case, payments will be made within two pay periods following the date the data becomes available.

Eligibility:	A Participant becomes eligible to participate in the incentive compensation program on the first of the month following date of employment in a qualifying position.

Partial Plan Year Eligibility:
The information described in this Plan assumes a Participant’s full year participation. A Participant in the position for a partial Plan year will be eligible to earn incentive compensation on a prorated basis.

Leaving Position:	If a Participant leaves his/her position during the Plan year for any reason, he/she will be paid for production earned through the end of the last full month of employment.

Calculations:	The percentage rate at which incentive compensation will be paid is set forth in the Plan Description. The referenced rate will be paid for credited sales during the quarter.

Guaranteed Payment(s):
In certain circumstances management may provide a Participant guaranteed quarterly minimum incentive payment(s). In that situation, the Participant will be paid the higher of (1) the guaranteed quarterly minimum, or 2) the quarterly incentive compensation amount the Participant otherwise earned under the terms of the Plan, based on qualifying production. Cumulative YTD earned incentive compensation will be calculated and a reconciliation will be performed. This guarantee will come under the same guidelines as noted in the Eligibility and Calculations sections above and will be carried over to subsequent quarters until completely offset by any incentive compensation earned through the end of the guarantee.

Sick Leave/Short Term Disability:
Sick leave and/or short-term disability for Plan Participants will be administered in the same manner as for all other salaried Symetra Financial employees in accordance with Symetra’s normal benefits policies and procedures. In the event of time away from work due to sick leave and/or short-term disability, incentive compensation will not be adjusted unless as stated under Product, Commissions and Production Credits.

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

Realignment of Territory:
A realignment is the reassignment of agent(s) or registered representative(s) from one channel and/or territory to another, as approved by the distribution channel(s) involved. The effective date of the realignment is the date that production stops flowing from the old territory and begins flowing to the new one. Incentive compensation will be adjusted upon the realignment and could result in a retroactive increase or decrease in production and incentive compensation.

Agency/Producer Assignment:
Assignment of agencies/producers will be established on a geographic territory and authorized by the manager responsible for the Distribution Channel. Each Participant will be accountable for those agencies and producers for the assigned products and product lines.

Product, Commissions and Production Credits:
Symetra Life Insurance Company reserves the right to withdraw products from distribution, to reassign distribution of specific products, to realign sales territories and restructure distribution channel responsibilities as it deems necessary or appropriate to its overall business needs. In appropriate circumstances, the Company may modify credits on a case. (For example, in a situation involving significant Symetra Life Insurance Company assistance on a case, a Participant may be granted only partial sales credit for the case.) Any such modification of production credit for a case requires notification in writing within a reasonable time after the sale with the approval of the Company’s Senior Vice President of Sales and Distribution and Human Resources.

Plan Modification/Reservation of Rights:
Symetra Life Insurance Company reserves the right to modify, amend or repeal this Plan, or to discontinue (either temporarily or permanently) the distribution of incentive compensation under the Plan. However, unless as stated under Product, Commissions and Production Credits, no such modification, amendment, suspension or termination may adversely affect incentive compensation awards earned prior to the date the modification, amendment, suspension or termination takes effect. Any Plan modification requires written documentation to Plan Participants with approval of the Senior Vice President of Sales and Distribution and Human Resources.

Situations Not Covered:
Symetra Life Insurance Company reserves the right to determine or resolve all situations not expressly covered in this Plan description. Final determinations regarding these situations will be made jointly by the Manager of the Distribution Channel, the Senior Vice President of Sales and Distribution and Human Resources.

Continuation of Employment:
The existence of this Plan does not create any employment contracts, nor does it confer any right of continuing employment upon any Plan Participant or any other employee. Employment at Symetra is “at will”, meaning that both the employee and Symetra are at liberty to end the employment relationship at any time, with or without cause, with or without notice.

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

2006 INCENTIVE PLAN DESCRIPTION
Senior Vice President

PRODUCT	INCENTIVE	PRODUCTION	NEW
	COMPENSATION	OVER	INCENTIVE
	RATE		COMPENSATION
RATE
INDIVIDUAL
Term Life (Term and Worksite Term)	[***]	[***]	[***]
Annual Permanent Life (Annual Perm and Worksite Perm)	[***]	[***]	[***]
Single Premium Life	[***]	[***]	[***]
Worklife Universal	[***]	[***]	[***]
BOLI	[***]	[***]	[***]

GROUP
Group Stop Loss and Group Life and Disability	[***]	[***]	[***]
Select Benefits	[***]	[***]	[***]
Select Benefit Renewals	[***]	[***]	[***]

RETIREMENT SERVICES
Fixed Total (Other Fixed Annuities, TSA Fixed and SEPP/SIMPLE Fixed)	[***]	[***]	[***]
Individual Variable Total (Other Variable Annuities, TSA Variable, and SEPP/SIMPLE Variable)	[***]	[***]	[***]
Group Variable Total (Other Group Variable Annuities and TSA Group Variable)	[***]	[***]	[***]
Bundled Products Total (MF TSA, MF 401(k), MF 457, MF 403b7, and MF Other)	[***]	[***]	[***]

INCOME ANNUITIES
SPIA	[***]	[***]	[***]
Annuitizations	[***]	[***]	[***]
Structured Settlements	[***]	[***]	[***]
WELL PLAN	[***]	[***]	[***]
INCENTIVE FOR INDIVIDUAL:
BASED ON NET ANNUALIZED FIRST YEAR PREMIUM (AFYP)
INCENTIVE FOR GROUP PRODUCTS:
BASED ON GROUP ANTICIPATED FIRST YEAR PREMIUM (AFYP) AND EARNED PREMIUM IN THE FIRST TWELVE MONTHS ON SELECT BENEFITS, AS CREDITED.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by
Symetra Financial Corporation, this information has been filed separately with the Securities and
Exchange Commission.

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

SELECT BENEFITS RENEWALS BASED ON EARNED PREMIUM RECEIVED STARTING IN MONTH THIRTEEN.
INCENTIVE FOR RETIREMENT SERVICES:
BASED ON NET BUNDLED MUTUAL FUND DEPOSITS, NET SINGLE SUM ANNUITY PREMIUMS AND NET FIRST YEAR CONTINUING ANNUITY PREMIUMS AND INCREASES.
INCENTIVE FOR INCOME ANNUITIES:
BASED ON NET SINGLE SUM ANNUITY PREMIUMS AND NET FIRST YEAR CONTINUING ANNUITY PREMIUMS AND NET FIRST YEAR CONTINUING PREMIUMS AND INCREASES AND SINGLE SUM DEPOSITS RESULTING FROM THE ANNUITIZATION OF ELIGIBLE FIXED OR VARIABLE PRODUCTS THAT RESULT IN COMMISSION TO THE AGENT.
INCENTIVE FOR WELL PLANS:
BASED ON QUARTERLY ASSET GROWTH FOR NEW PLANS FIRST FOUR QUARTERS. PAYMENT WILL BE MADE WITHIN THE SUBSEQUENT INCENTIVE COMPENSATION CYCLE FOLLOWING QUARTER END.
Minimum threshold: No incentive compensation will be paid in a year in which the company’s pre-tax GAAP profit is less than $100 million.

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006

Distribution Senior Vice President
Acknowledgement Form:
I acknowledge receipt of this 2006 Incentive Compensation Plan and acknowledge that I am familiar with its terms and conditions.

Participant’s Printed Name	Manager’s Printed Name

Participant’s Signature/Date	Manager’s Signature/Date

2006 Distribution Senior Vice President Incentive Compensation Version 1.0
effective January 1, 2006